UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2024
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Zoom Communications, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38865	61-1648780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Almaden Boulevard, 6th Floor
San Jose, California 95113
(Address of principal executive offices and Zip Code)
(888) 799-9666
(Registrant’s Telephone Number, Including Area Code)
Zoom Video Communications, Inc.
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ZM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 25, 2024, Zoom Communications, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended October 31, 2024.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.
The information contained in this report, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On November 25, 2024, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) to change its corporate name to Zoom Communications, Inc., effective November 25, 2024 (the “Name Change”). Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference.
In connection with the Name Change, the Company’s board of directors also amended the Company’s bylaws to reflect the Name Change, effective as of November 25, 2024 (the “Amended and Restated Bylaws”). No other changes were made to the bylaws. A copy of the Amended and Restated Bylaws reflecting this amendment is attached as Exhibit 3.2 hereto and incorporated by reference.
The Company’s Class A common stock will continue to trade on the Nasdaq Stock Market LLC under the ticker symbol “ZM”.
Item 9.01    Financial Statements And Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Zoom Communications, Inc.
3.2	Amended and Restated Bylaws of Zoom Communications, Inc.
99.1	Press release dated November 25, 2024 of Zoom Communications, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Communications, Inc.

Dated: November 25, 2024	By:	/s/ Michelle Chang
Michelle Chang
Chief Financial Officer